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                                                                   Exhibit 10.15

                                   FORM OF
                           STOCK EXCHANGE AGREEMENT



     THIS AGREEMENT made and entered into as of the _____ day of May, 1997 by and among Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), and Leather Investors Limited Partnership II, a Minnesota limited partnership (the "Shareholder").

     WHEREAS, the Company has filed a registration statement for a public offering of units consisting of its Common Stock, par value $.01 per share, without designation as to class (the "Undesignated Common Stock") and warrants to purchase Undesignated Common Stock ("Warrants"); and

     WHEREAS, the Shareholder owns of record all 7,405 shares of the Company's Series A Preferred Stock, par value $.01 per share (the "Preferred Stock"), currently outstanding; and

     WHEREAS, the Company has available for issuance shares of its Class A Common Stock, par value $.01 per share (the "Common Stock"); and

     WHEREAS, the Company and the Shareholder desire to facilitate said public offering of units consisting of Undesignated Common Stock and Warrants and to simplify the capital structure of the Company by exchanging the Shareholder's shares of Preferred Stock for newly-issued shares of Common Stock; and

     WHEREAS, the Company and the Shareholder understand that in the event the contemplated public offering is completed following the exchange of the Preferred Stock for Common Stock, the shares of Common Stock to be issued to the Shareholders in exchange for the 7,405 shares of Preferred Stock automatically will be converted into Undesignated Common Stock as provided in the Amended Articles of Incorporation of the Company.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Delivery of Certificates. The Shareholder hereby agrees to deliver to the Company stock certificates representing the 7,405 shares of Preferred Stock held of record by the Shareholder in a form suitable for surrender to the Company.

     2. New Certificates. In consideration for such surrender, the Company hereby agrees to issue in exchange for each such share of Preferred Stock so surrendered 83 1/3 shares of Common Stock (with the total number of shares of Common Stock so
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issued to be rounded to the nearest whole share), such that a total of 617,083 shares of Common Stock shall be issued by the Company to the Shareholder in exchange for the Shareholder's Preferred Stock. The Company agrees to issue to the Shareholder a certificate or certificates registered in the Shareholder's name representing such shares of Common Stock. Notwithstanding anything to the contrary provided in the Amended Articles of Incorporation of the Company or otherwise, no dividends, whether accumulated, cumulative, accrued or otherwise, shall be paid with respect to the Preferred Stock, and the Shareholder waives, effective upon consummation of the exchange, its rights to receive any such dividends or any other payments or other distributions for or in respect of the Preferred Stock, other than the 617,083 shares of Common Stock to be issued pursuant to this Agreement in exchange for the Preferred Stock.

     3. Consummation of Exchange. The transactions contemplated by paragraphs 1 and 2 hereof shall be consummated immediately prior to the effectiveness of the registration statement filed by the Company for the proposed public offering of units consisting of Undesignated Common Stock and Warrants, and shall not occur in the event such registration statement does not become effective.

     4. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants as follows:

           (a) The Shareholder is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the partnership power and authority to own Preferred Stock and Common Stock of the Company.

           (b) The Shareholder has good and valid title to, and owns, beneficially and of record, 7,405 shares of Preferred Stock, which constitute all of the shares of Preferred Stock registered in its name on the books of the Company, free and clear of any pledge, lien, charge, encumbrance, adverse claim or other restriction thereon (other than restrictions on transfer imposed by federal and state securities laws and restrictions imposed by the Shareholder Agreement hereinafter referred to), and the Shareholder has full power and authority to surrender such shares to the Company hereunder in exchange for Common Stock.

           (c) The execution, delivery and performance of this Agreement, including the exchange of Preferred Stock for Common Stock pursuant to the terms of this Agreement, have been duly authorized by all necessary partnership action on the part of the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

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           (d) There is no legal action or suit or governmental proceeding or investigation pending or, to the knowledge of the Shareholder, threatened against the Shareholder or the shares of Preferred Stock owned of record by the Shareholder which in any way adversely affects, limits or prevents the exchange and delivery of the shares of Preferred Stock to the Company hereunder.

           (e) The execution, delivery and performance of this Agreement by the Shareholder will not result in a breach or violation by the Shareholder of, or constitute a default by the Shareholder under, any agreement, instrument or order to which the Shareholder is a party or by which the Shareholder is bound or under the limited partnership agreement of the Shareholder or under any governmental statute, regulation or other law.

           (f) Any and all shares of Common Stock received in exchange for shares of Preferred Stock under this Agreement will be acquired by the Shareholder for investment purposes only and not with a view to public distribution in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. However, the Company understands that in the event the proposed public offering of units consisting of Undesignated Common Stock and Warrants is completed, the Shareholder will be liquidated and the Common Stock received in exchange for the Preferred Stock will be distributed in such liquidation to the partners of the Shareholder. The Shareholder acknowledges that the Common Stock being acquired by the Shareholder in exchange for the Preferred Stock pursuant to the terms of this Agreement is being issued and sold under exemptions from registration provided in the Securities Act and under applicable state securities laws and, therefore, cannot be offered, sold, transferred or otherwise disposed of by the Shareholder or its partners following the liquidation of the Shareholder unless subsequently registered under the Securities Act and all applicable state securities laws or unless in the written opinion of counsel to the Shareholder reasonably acceptable to the Company that is delivered to the Company an exemption from such registration is available, and that the certificates representing the shares of Common Stock to be issued pursuant to this Agreement will contain a legend substantially to such effect. Each of the Shareholder and its partners is an "accredited investor" as such term in defined in Regulation D promulgated under the Securities Act. The Shareholder acknowledges that it has been furnished with, and has distributed to each of its partners, copies of a Preliminary Prospectus dated May 6, 1997 relating to the proposed public offering by the Company of units consisting of Undesignated Common Stock and Warrants, and that each of the Shareholder and such partners has been given the opportunity to carefully review such Preliminary Prospectus.

           (g) No representation or warranty of the Shareholder made herein contains any untrue statement of a material fact or omits to state any material facts necessary to make the statements herein not misleading.

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     5.  Representations and Warranties of the Company.  The Company represents and warrants as follows:

           (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power and authority to own and operate its properties and to carry on its business.

           (b) The Company has full power and authority to issue the shares of Common Stock and to exchange and deliver such shares for the Shareholder's shares of Preferred Stock pursuant to the terms of this Agreement.

           (c) The execution, delivery and performance of this Agreement, including the exchange of Common Stock for Preferred Stock pursuant to the terms of this Agreement, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Shareholder, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

           (d) There is no legal action or suit or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company which in any way adversely affects, limits or prevents the exchange and delivery of the shares of Common Stock to the Shareholder hereunder.

           (e) The execution, delivery and performance of this Agreement by the Company will not result in a breach or violation by it of, or constitute a default by it under, any agreement, instrument or order to which the Company is a party or by which the Company is bound or under the Amended Articles of Incorporation or Bylaws of the Company or under any governmental statute, regulation or other law.

           (f) The shares of Common Stock being issued in exchange for the Preferred Stock pursuant to the terms of this Agreement have been duly authorized and are validly issued, fully paid and non-assessable and are being issued by the Company free and clear of any restrictions imposed thereon by the Company (other than restrictions imposed by the Shareholder Agreement hereinafter referred to), and are not being issued in violation of any preemptive rights.

           (g) No representation or warranty of the Company made herein contains any untrue statement of a material fact or omits to state any material facts necessary to make the statements herein not misleading.

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     6.  Survival of Representations and Warranties.  All representations and warranties contained herein shall survive the execution of this Agreement and the consummation of the exchange of the shares contemplated hereby.

     7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Complete Agreement. This Agreement contains the complete agreement between the parties hereto with respect to the exchange of the shares and supersedes all prior agreements and understandings between the parties hereto with respect thereto.

     9. Amendment. This Agreement may be amended, modified or supplemented only by written agreement of the Company and the Shareholder.

     10. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute but one instrument.

     12. Shareholder Agreement. The Shareholder acknowledges and agrees that the shares of Common Stock being issued in exchange for the Preferred Stock pursuant to the terms of this Agreement shall become subject immediately upon such issuance to the terms of the Shareholder Agreement dated as of May 25, 1996 among the Company, the Shareholder, Leather Investors Limited Partnership I and certain other shareholders of the Company and partners of the Shareholder and Leather Investors Limited Partnership I, as from time to time amended, without further action of the Shareholder or any other party thereto, and that the certificates representing the shares of Common Stock to be issued pursuant to this Agreement will contain a legend substantially to such effect.

     13. Registration Rights Agreement. It is the intent of the parties hereto that the Shareholder and its transferees shall be entitled, with respect to the shares of Common Stock being issued in exchange for the Preferred Stock pursuant to the terms of this Agreement, to the same rights under the Registration Rights Agreement dated as of May 25, 1996 among CVS New York, Inc. (formerly known as Melville Corporation), the Company, Leather Investors Limited Partnership I and certain other shareholders of the Company and partners of Leather Investors Limited Partnership I (the "Registration Rights Agreement") as Leather Investors Limited Partnership I and its transferees have with respect to the shares of Common Stock currently held by such partnership as if the Common Stock being issued in exchange for the Preferred Stock pursuant to the terms of this Agreement was outstanding as of the date of the Registration Rights Agreement and

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owned by Leather Investors Limited Partnership I or its transferees. Any such rights to demand registration or in respect of any such demand (herein, "demand rights") shall be exercised jointly with Leather Investors Limited Partnership I or its transferees (at the direction of the holders of a majority of the outstanding shares of Common Stock being issued in exchange for the Preferred Stock pursuant to the terms of this Agreement and the outstanding shares of Common Stock currently held by Leather Investors Limited Partnership I), and shall not be independent of or in addition to the demand rights held by Leather Investors Limited Partnership I and its transferees. In the event the Shareholder reasonably determines that the Registration Rights Agreement must be amended to provide for such rights, the Company agrees to use its best efforts to cause such an amendment to be entered into in accordance with the terms of the Registration Rights Agreement. If, after using its best efforts, the Company is unable to obtain such an amendment, the Company will enter into a separate registration rights agreement with the Shareholder and/or its transferees, as the case may be, providing for such rights (provided that Leather Investors Limited Partnership I, unless it has previously liquidated, and its partners and/or other transferees shall have consented in writing to such separate registration rights agreement and agreed in writing to the joint exercise of demand rights and other matters provided for in the second sentence of this paragraph 13 notwithstanding anything to the contrary provided in the Registration Rights Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                                       WILSONS THE LEATHER EXPERTS INC.


                                       By
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                                         Its Chief Executive Officer



                                       LEATHER INVESTORS LIMITED
                                        PARTNERSHIP II


                                       By
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                                         Its General Partner


                                       And
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                                          Its General Partner

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